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                                                                           CIGNA
                                                              CORPORATE VARIABLE
                                                                  UNIVERSAL LIFE

                                                                     SEMI-ANNUAL
                                                                          REPORT







                                                                       [GRAPHIC]









[LOGO]                                                             JUNE 30, 1998
CIGNA                                                        CORPORATE INSURANCE

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TABLE OF CONTENTS


PRESIDENT'S LETTER
ECONOMIC REVIEW AND OUTLOOK
SCHEDULE OF CHANGES IN UNIT VALUES



FUND REPORTS


     THE ALGER AMERICAN FUND SEMI-ANNUAL REPORT
     Alger American Small Cap Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio

     BT INSURANCE FUNDS TRUST SEMI-ANNUAL REPORT
     EAFE-Registered Trademark- Equity Index Fund
     Small Cap Index Fund

     CIGNA VARIABLE PRODUCTS GROUP SEMI-ANNUAL REPORT
     CIGNA Money Market Fund
     S&P 500 Index Fund

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND SEMI-ANNUAL REPORT
     VIP High Income Portfolio
     VIP Equity-Income Portfolio
     VIP II Investment Grade Bond Portfolio

     JANUS ASPEN SERIES TRUST SEMI-ANNUAL REPORT
     Janus Aspen Series Worldwide Growth Portfolio

     MFS-Registered Trademark- VARIABLE TRUST-Registered Trademark- SEMI-ANNUAL
       REPORT
     MFS Emerging Growth Series
     MFS Total Return Series

     OCC ACCUMULATION TRUST SEMI-ANNUAL REPORT
     Small Cap Portfolio
     Managed Portfolio
     Equity Portfolio

     TEMPLETON VARIABLE PRODUCTS SERIES FUND SEMI-ANNUAL REPORT
     Templeton International Fund Class I

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[PHOTO]                                                      [LOGO]
BYRON D. OLIVER                                              CIGNA Retirement &
President                                                    Investment Services

                                                             P.O. Box 2975
                                                             Routing H17C
                                                             Hartford, CT  06104


Dear CIGNA Client:

It is a pleasure to provide you with this semi-annual report on the performance of your Corporate Variable Life Insurance product for the period ending June 30, 1998.

The report includes financial data for each of the portfolio options available under your product. In addition, we have included an Economic Overview and Outlook for the Second Quarter 1998 by Robert DeLucia of CIGNA Investment Management. This overview deals with significant national and international trends affecting key markets. I hope you will take a few minutes to read it carefully.

Your Corporate Variable Universal Life Product is designed specifically to meet your needs in the corporate marketplace. The CIGNA Corporate Insurance Team is dedicated to meeting your executive benefit funding needs with the sophisticated financial solutions that are essential to attracting and retaining executive talent... the talent needed to grow a business in this increasingly competitive market.

We're extremely proud to have you as a client and look forward to an enduring partnership built on understanding, trust, and our ability to provide financial solutions of recognized value to your organization.

If you have any questions or comment about this report, please feel free to call Mary Ellen Jaske in our CIGNA Corporate Insurance Department at 860 534-4154. Mary Ellen is available Monday through Friday, 8 am to 5 pm.


Sincerely,

/s/ Byron D. Oliver

Byron D. Oliver
President, CIGNA Retirement & Investment Services

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                             ECONOMIC REVIEW & OUTLOOK
                                SECOND QUARTER 1998


ECONOMIC REVIEW

Following six consecutive quarters of consistently above-average growth, the U.S economy expanded at a more moderate pace during the second quarter. While domestic demand remained robust, production slowed abruptly as a result of the rapid deterioration in Asian economic conditions. In a perverse sense, the initial economic effect of the Asian crisis has been a positive for consumers, who have benefitted from enhanced purchasing power, as cheap imported goods from Asia have flooded U.S. consumer markets. On average, imported goods satisfy approximately one third of domestic demand. The drop in market interest rates in general and mortgage rates in particular has also helped to boost the housing market. Conversely, on the producer side, manufacturing output, employment, and profitability have begun to suffer from both a bulge in the U.S. merchandise trade deficit, which spiked to a record level during the quarter, and a build-up of excess inventories.

As expected, consumer inflation remained under excellent control, with most measures of domestic inflation at or below the 2% level. At the same time, however, the tightest labor market in more than two decades is resulting in a steady acceleration in wage inflation, currently running well in excess of 4%, the fastest rate of increase in nearly a decade. The consequence of these two divergent trends is an evolving squeeze in profit margins for U.S. corporations. Profit growth has slowed abruptly during the past several quarters, from the 15%
pace during the 1992 - 1997 period.   Businesses have zero pricing power and
consequently have been unable to pass along rising unit labor costs in the form of higher prices. Corporate profits increased by less than 5% in the first quarter, the worst quarterly performance in several years, and appear to be running flat in the second quarter.

On a global basis, major regions of the world continued to exhibit divergent economic trends during the quarter. Production in virtually all economies in the Pacific region has collapsed, accompanied by a sharp rise in unemployment and widespread financial failures. Of greatest concern is Japan, the second largest economy in the world, which is officially in recession following more than five years of economic stagnation. The Japanese economy is in a classical "liquidity trap," an economic condition in which relentless monetary stimulus by the Bank of Japan has driven interest rates close to zero, but has failed to revive the severely debilitated economy. Conversely, the European economies continued to register healthy growth and low inflation during the quarter, in virtually all eleven countries which will comprise the new European Monetary Union. Industrial production continued to accelerate in Euroland, and averaged a robust 5 - 6% growth rate during the second quarter, while inflation remained below 2%, and corporate profits are in an accelerating trend.

The behavior of world financial markets during the second quarter reflected the growing anxiety among investors regarding the heightened global financial instability and powerful deflationary forces emanating from the turmoil in Asia. The result was a

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significant increase in market volatility, and a classical "flight to quality,"
as investment capital abandoned virtually all emerging markets of the world and gravitated into high-grade U.S. dollar-denominated assets, principally U.S. Treasury debt, but also a very select group of blue-chip U.S. stocks. The U.S. dollar rose sharply against most currencies and U.S. high-grade bonds performed best in the quarter. The yield on the 30-year Treasury bond fell to 5.58% in June, its lowest level since its initial government issuance in 1977 (chart).
As a result, long Treasury bonds registered a strong return in the quarter. European equity funds also performed well benefitting from both healthy fundamental economic trends as well as growing enthusiasm for the new European Monetary Union. Japanese assets performed poorly, as the yen fell to an eight-year low against the U.S. dollar, while Japanese equities slumped in conjunction with falling production, profits and consumer confidence. The value of emerging market equities plunged, with the average emerging market equity mutual fund declining by roughly 20% in the quarter. As additional evidence of the spreading deflationary forces around the globe, commodity prices fell sharply, gold prices remained depressed, and crude oil prices fell to their lowest levels since 1986, a nearly 50% decline from the highs of the past year.

Within the U.S. market, a majority of individual stocks within the broad equity market were down in the quarter as a similar "flight to quality" was evident. Small cap stocks suffered a decline as measured by the Russell 2000, while a very select group of highly liquid large capitalization blue-chip stocks propelled the S&P 500 to an all-time high at quarter end. Natural resource stocks and economically-sensitive cyclical stocks performed worst, reflecting investor concerns over future economic growth and the lack of pricing power within the manufacturing sector. Similarly, low-grade corporate bonds underperformed both high-grade corporate and government bonds, further evidence of the flight to quality.

OUTLOOK

As we look ahead to the remainder of 1998, the outlook calls for a slowdown in the rate of economic growth in both the domestic and global economy. As discussed in some detail last quarter, we believe that the economic turmoil in Asia is the most important factor in the outlook; and that the economic fundamentals within Asia continue to deteriorate, and will not begin to stabilize until year-end at the earliest. Because of the size and importance of this region, and the severity of the problems, we continue to believe that the economic and financial ramifications will impact all other regions of the globe, particularly Japan, Latin America, Russia and Eastern Europe, and to a lesser extent, the U.S. and Western Europe. The contagion effect will principally hit the manufacturing sector, but will also negatively impact personal income, consumer spending and corporate profits.

Conversely, both inflation and interest rates should benefit from these trends. Specifically, our forecast for the U.S. economy assumes a slowdown in real GDP growth to a 2% rate, from the nearly 4% growth rate for the previous six quarters. Inflation

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should remain in the 2% zone, while corporate profits will show little or no growth during the next several quarters. In this economic environment, the Federal Reserve is expected to implement a mildly accommodative monetary policy for the remainder of the year, with an official reduction in rates around year-end.

For 1999 and beyond, the longer-term risk to the U.S. economy is that with slower world economic demand and shrinking corporate profitability and cash flow, along with abundant global capacity in most industries, businesses will abruptly scale-back their aggressive expansion plans through reduced hiring and capital investment. The secondary effect of these actions would be a further reduction in household incomes and spending which could precipitate a more serious and prolonged slowdown. But, the course of events in 1999 and beyond will be determined by private sector and government policy decisions which will take place over the next 6 - 9 months, and cannot be predicted at this time, but will be monitored closely.

Our global financial markets outlook remains essentially unchanged from last quarter, and is driven by the powerful deflationary forces emanating from Asia. The overall economic environment which appears to be unfolding in combination with relative valuation measures currently in place would appear to be favorable for high-grade U.S. fixed income markets, and negative for domestic equities. The expected slowdown in economic growth, continued favorable inflation news, and large capital flows into high quality dollar-denominated assets will likely push U.S. bond prices higher, and yields lower through year-end. Conversely, the negative trends relating to corporate profits in combination with the stretched valuation of U.S. equities make domestic equities vulnerable to further negative surprises, despite the benign inflation and interest rate backdrop. Consequently, we reiterate our conclusion from last quarter that domestic bonds are likely to outperform equities during the next 6 - 9 month period. In general, in an environment of low inflation, we expect U.S. stocks and bonds to exhibit less correlation than has been evident over the past quarter century.

We would also expect most equity markets worldwide to remain under pressure for the balance of the year. Economic fundamentals in Asia will get worse before they begin to stabilize toward year-end, and further financial market turbulence lies ahead, in the form of falling currencies and stock prices, and rising interest rates. And while the economic fundamentals within the European economies remain favorable, market valuations have become stretched following several years of excellent performance. Moreover, it is unlikely that these markets will buck the trend of the U.S. and Asian equity markets in an environment of global economic and financial instability.

Commercial Real Estate trends remain positive, despite four years of broad recovery from the severe 1990 - 93 property downturn. Rents and property values will continue to increase, and occupancy rates will remain tight in most markets through year-end. However, we are beginning to see some classic signs which are typically a prelude to a market peak, namely property values rising faster than rents; an increase in rents to a level which economically justifies and triggers new construction; an abundant supply of capital available to finance new construction; and an actual rise in construction activity

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in virtually all major markets.  These trends will likely lead to a market peak during the next two years. Meanwhile, we expect a diversified portfolio of institutional quality commercial property to continue to show excellent relative performance and to produce an annualized total return of 10 - 12% or better during the next several quarters.

On balance, the outlook for the remainder of the year remains positive, although less favorable than during the past several years of truly extraordinary economic performance. Our forecast assumes a combination of moderate economic growth and low inflation, along with a continued firm U.S. dollar, and stable to declining interest rates. The principal offsets to these positives are a reversal in the previously healthy trends in productivity and corporate profits; a continued widening in the U.S. merchandise trade deficit; and heightened financial risk and global instability resulting from the spreading contagion from the Pacific economic region, which will result in significantly increased volatility in all financial markets.



Robert F. DeLucia
Managing Director
Portfolio Advisors
CIGNA Investment Management

June 30, 1998

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                    CG CORPORATE INSURANCE VARIABLE UNIVERSAL LIFE
                          SCHEDULE OF CHANGES IN UNIT VALUES
                        PERIOD ENDED JUNE 30, 1998 (UNAUDITED)

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                                                                                        ACCUMULATION
                                         DATE INITIALLY   ACCUMULATION   ACCUMULATION    UNIT VALUE        % CHANGE       % CHANGE
                                             FUNDED        UNIT VALUE     UNIT VALUE     06/30/1998        INCEPTION     12/31/1997
SUB-ACCOUNT                             (INCEPTION DATE)  AT INCEPTION    12/31/1997         YTD            TO YTD         TO YTD
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
Alger American Growth Portfolio             02/24/1997    $  10.000000   $  11.709279  $   14.805122         48.1           26.4
Alger American MidCap Growth Portfolio      02/24/1997       10.000000      11.260065      13.50502          35.1           19.9
Alger American Small Capitalization
  Portfolio                                 03/31/1997       10.000000      12.546933      14.151437         41.5           12.8
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Bankers Trust - EAFE Equity Index Fund          **           10.000000       0.000000      10.000000          0.0          100.0
Bankers Trust - Small Cap Index Fund            **           10.000000       0.000000      10.000000          0.0          100.0
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CIGNA VP Money Market Fund                  12/24/1996       10.008961*     10.428840      10.598109          5.9            1.6
CIGNA VP S&P 500 Index Fund                 02/24/1997       10.000000      12.052632      14.111373         41.1           17.1
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Fidelity VIP Equity-Income Portfolio        02/24/1997       10.000000      11.881678      13.070795         30.7           10.0
Fidelity VIP High Income Portfolio          01/29/1997       10.000000      11.534462      12.003466         20.0            4.1
Fidelity VIP II Investment Grade Bond
  Portfolio                                 01/29/1997       10.000000      10.845876      11.151571         11.5            2.8
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Janus Aspen Series Worldwide Growth
  Portfolio                                 02/24/1997       10.000000      11.384653      14.392404         43.9           26.4
Janus Institutional Shares Short Term
  Bond                                      01/29/1998       10.000000       0.000000      10.157452          1.6            0.0
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MFS Emerging Growth Series                  01/29/1997       10.000000      11.669186      13.755541         37.6           17.9
MFS Total Return Series                     02/24/1997       10.000000      11.495360      12.433795         24.3            8.2
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OCC Equity Portfolio                        02/24/1997       10.000000      11.873582      13.335229         33.4           12.3
OCC Managed Portfolio                       01/29/1997       10.000000      11.733393      12.744513         27.4            8.6
OCC Small Cap Portfolio                     02/24/1997       10.000000      12.008588      11.833313         18.3           (1.5)
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Templeton International Fund                02/24/1997       10.000000      10.926369      12.441081         24.4           13.9
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

* Accumulation unit value as of 12/31/96.

Accumulation Unit Values are net of charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

** Funds offered beginning June 1, 1998. As of the period ended June 30, 1998, no contributions were invested in funds.

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THIS REPORT MAY BE DISTRIBUTED ONLY TO CURRENT CONTRACT HOLDERS OR TO PERSONS
WHO HAVE RECEIVED A CURRENT CORPORATE VARIABLE UNIVERSAL LIFE PROSPECTUS.




















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                                          CIGNA Financial Services, Inc.
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                                          Hartford, CT  06103
[LOGO]
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